EXHIBIT 10.38 (b)

     Change In Control Agreements between the Company and officers.

EXHIBIT 10.38 (b)


                               December 17, 1997



Mr. Gordon Bell
Vice President and Chief Financial Officer
Golden Star Resources Ltd.
1660 Lincoln Street, Suite 3000
Denver, Colorado 80264


Dear Mr. Bell:

          Golden Star Resources Ltd. (the "Corporation") recognizes that your contribution to the success of the Corporation has been substantial and desires to assure the Corporation of your continued employment. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with other publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty that it may raise among the Corporation's management, may result in the departure or distraction of management personnel to the detriment of the Corporation and its shareholders.

          The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation.

          In order to induce you to remain in the employ of the Corporation, the Corporation agrees that you shall receive the severance benefits set forth in this letter agreement ("Agreement") in the event your employment with the Corporation is terminated subsequent to a "Change in Control" (as defined in Section 2 hereof) under the circumstances described below.

          1.  Term of Agreement.  This Agreement will commence on the date
              -----------------
hereof and shall continue in effect for twenty-four (24) months from the date hereof. In addition this Agreement shall continue in full force and effect from year to year after the expiration of the term unless the Corporation shall have given a one year notice in writing that it does not wish to extend this Agreement; and provided, further, that if a Change in Control shall have
               --------  -------
occurred during the original or extended term of this Agreement, this Agreement cannot be cancelled.

          2.  Change in Control.
              -----------------

              (a) No benefits shall be payable hereunder unless there shall have been a Change in Control as set forth below. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:


                  (i) any "Person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the persons or the group of persons in control of the Corporation on the date hereof is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities;

                  (ii) within any period of two consecutive years (not including any period prior to the execution of this Agreement) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved;

                  (iii) the shareholders of the Corporation approve a merger of, or consolidation or amalgamation involving, the Corporation in which
     (A) the Corporation's Common Shares (such shares, or any other securities of the Corporation into which such shares shall have been converted through a reincorporation, recapitalization or similar transaction, hereinafter called "Common Shares of the Corporation"), is converted into shares or securities of another corporation, or into cash or other property, or (B) the Common Shares of the Corporation are not converted as described in Clause (A), but in which more than forty percent (40%) of the Common Shares of the surviving corporation in the merger or amalgamation is owned by shareholders other than those shareholders of the Corporation who owned such amount prior to the merger; or any other transaction after which the Corporation's Common Shares are no longer to be publicly traded; in each case, other than a transaction solely for the purpose of reincorporating the Corporation in another jurisdiction or recapitalizing the Common Shares of the Corporation; or

                  (iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation, or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets, either of which is followed by a distribution of all or substantially all of the proceeds to the shareholders.

          3.  Agreement of Employee.  You agree that in the event of a Potential
              ---------------------
Change in Control of the Corporation, you will not terminate employment with the Corporation for any reason until the occurrence of a Change in Control of the Corporation.

          For purposes of this Agreement, a "Potential Change in Control of the Corporation" shall be deemed to have occurred if (i) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, (ii) any person (including the Corporation) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control, or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control of the Corporation has occurred.

          4.  Termination Following a Change in Control of the Corporation.
              ------------------------------------------------------------


              (a) If any of the events described in Section 2 hereof constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 5(d) upon the termination of your employment within twenty-four (24) months after the Change in Control has occurred, unless such termination is (i) because of your death or Disability, (ii) by the Corporation for Cause, or (iii) by you other than for Good Reason.

              (b) For purposes of this Agreement, "Disability" shall mean that if, by reason of your illness or mental or physical disability or incapacity, you shall have failed for any three consecutive calendar months in any calendar year or for six months in the aggregate in any two consecutive calendar years to have performed substantially all of your duties with the Corporation.

              (c) For purposes of this Agreement, termination by the Corporation of your employment for "Cause" shall mean termination upon:

                  (i) the willful and continued failure by you to substantially perform duties consistent with your position with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness or termination by you for Good Reason), after a demand in writing for substantial performance is delivered to you by the Board, together with a copy of the resolution of the Board that specifically identifies the manner in which the Board believes that you have not substantially performed your duties, which resolution must be passed by at least two-thirds (2/3) of the entire Board at a meeting called for the purpose and after an opportunity for you and your counsel to be heard by the Board, and you have failed to resume substantial performance of your duties on a continuous basis within fourteen (14) days of receiving such demand,

                  (ii) the willful engaging by you in illegal conduct or gross misconduct that is demonstrably and materially injurious to the Corporation, monetarily or otherwise, as set forth in a resolution of the Board, which resolution must be passed by at least two-thirds (2/3) of the entire Board at a meeting called for the purpose and after an opportunity for you and your counsel to be heard by the Board, or

                  (iii) your conviction of a felony, or conviction of a misdemeanor involving assets of the Corporation.


For purposes of this Section 4(c), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Corporation.


              (d) For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any one or more of the following:

                  (i) a substantial diminution in your duties, authority, responsibilities or reporting requirements (whether or not accompanied by a change in title) from those in effect immediately before the Change in Control;

                  (ii) a reduction by the Corporation in your base salary as in effect immediately before the Change in Control, a failure to increase such base salary at the same intervals as prevailed before the Change in Control in an amount at least equal to the average percentage increase of the three years preceding the Change in Control, or a reduction in bonus or stock option grant after the Change in Control over the last bonus paid or stock option granted before the Change in Control unless there are equivalent reductions in bonuses or stock option grants for all executives of the Corporation;

                  (iii) the failure by the Corporation to continue in effect any of the Corporation's employee benefit plans, policies, practices or arrangements in which you participate or under which you are entitled to benefits (or any successor plans, policies or arrangements which provide you with benefits that are at least as favorable to you), or the failure by the Corporation to continue your participation therein or benefits thereunder on substantially the same basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control; or

                  (iv) the failure of the Corporation to obtain a satisfactory agreement from any successor to the Corporation to assume and agree to perform this Agreement, as contemplated in Section 7.


              (e) "Good Reason" may be established notwithstanding your possible incapacity due to physical or mental illness, provided that Disability has not been established pursuant to Section 4(b). Your continued employment following the Change in Control shall not constitute a waiver of any rights hereunder, including, but not limited to, rights with respect to any circumstance constituting Good Reason or rights under Section 6.

          5.  Compensation Upon Termination or During Incapacity.  Following a
              --------------------------------------------------
Change in Control, upon termination of your employment or during a period of incapacity but before termination for Disability, you shall be entitled to the following benefits:


              (a) During any period prior to termination for Disability in which you fail to perform your full-time duties with the Corporation as a result of incapacity due to physical or mental illness, you shall continue to receive your Base Salary at the rate in effect at the commencement of any such period. Following termination for Disability, your benefits shall be determined in accordance with the Corporation's retirement, insurance and other applicable programs and plans then in effect.

              (b) If your employment shall be terminated by the Corporation for Cause or by you other than for Good Reason, the Corporation shall pay to you your full Base Salary through the date of termination of your employment at the rate then in effect, plus all other amounts to which you are entitled under any compensation or benefit plans of the Corporation at the time such amounts are due, and the Corporation shall have no further obligations to you under this Agreement.

              (c) If your employment terminates by reason of your death, your benefits shall be determined in accordance with the Corporation's retirement, survivor's benefits, insurance and other applicable programs and plans then in effect.

              (d) If your employment by the Corporation shall be terminated within twenty-four (24) months after the Change in Control, unless such termination is (i) by the Corporation for Cause, (ii) because of your death or Disability, or (iii) by you other than for Good Reason, you shall be entitled to the following benefits (the "Severance Payments"):


                  (A) the Corporation shall pay to you your full Base Salary through the date of termination of your employment at the rate then in effect;

                  (B) the Corporation shall pay to you, as severance benefits, a lump sum severance payment equal to (i) the sum of two times your annual base salary either at the time of the Change in Control or at termination, whichever is higher, and (ii) two times your annual bonus paid for the prior year (but excluding any bonus designated at the time of the grant by the Board as an "Extraordinary Bonus"); and

                  (C) all of the stock options previously granted to you under the Corporation's Employee Stock Option Plan (or any successor stock option plan) that are outstanding as of immediately preceding the termination of your employment shall become immediately exercisable and vested; provided that any stock option loans that are outstanding
                      --------
          as of immediately preceding the termination of your employment shall remain in place until they become due and payable on the first anniversary date of your termination.

                  (D) the Corporation will arrange to provide you at the Corporation's expense with benefits under the Corporation's health, dental, disability, life insurance, and other similar plans, or benefits substantially similar to the benefits you were receiving under such plans until the earliest of (i) twenty-four (24) months after such termination or (ii) the date you will start full time employment with another company.


              (e) Notwithstanding the foregoing provisions of this Section 5, in the event you are determined by the Board to be a "disqualified individual" (within the meaning of Section 280G(c) of the Internal Revenue Code of 1986, as amended (the "Code")) with respect to the Company, the amount of the payments hereunder, which are determined to be "parachute payments" (within the meaning of Section 280G(b) of the Code), shall be reduced to the extent necessary so that the total of (i) such payments and (ii) any other payment or the value of any benefit received or to be received by you in connection with a Change in Control remains deductible by the Company for federal income tax purposes. If any payments payable hereunder or under any other agreement with the Corporation are required to be reduced pursuant to the preceding sentence, such reduction shall be made to such payments in the order elected by you.

              (f) The payments provided for in Section 5(d) shall be made not later than the fifth day following your termination pursuant to the provisions of Section 5(d); provided, however, that if the amounts of such payments cannot
                 --------  -------
be finally determined on or before such day, the Corporation shall pay to you on such day an estimate as determined in good faith by the Corporation of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than the thirtieth day after the date of such termination. If the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you payable on the fifth day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

              (g) The Corporation shall also pay to you all reasonable legal fees and expenses incurred by you as a result of such termination of your employment (including all such reasonable fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder).

              (h) You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer after the date of termination of your employment, or otherwise.

          6.  Other Termination Payments - Offset.  Notwithstanding any other
              -----------------------------------
provision of this Agreement, the aggregate amount of any payments otherwise payable to you hereunder shall be reduced, dollar for dollar, to the extent you receive any severance or termination payments from the Corporation or its affiliates under any other severance, termination or employment agreement, plan, policy or arrangement.

          7.  Successors; Binding Agreement.
              -----------------------------

              (a) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation or of any division or subsidiary thereof employing you to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Corporation in the same amount and on the same terms as you would be entitled hereunder if you terminated your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed to be the date of termination of your employment.

              (b) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

          8.  Notice.  For the purpose of this Agreement, notices and all other
              ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, or to any changed address, notice of which either of us shall have given to the other.

          9.  Miscellaneous.  No provision of this Agreement may be modified,
              -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado.

          10.  Validity.  The invalidity or unenforceability of any provision of
               --------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          11.  Effective Date.  This Agreement shall become effective as of the
               --------------
date signed by you.


                              *          *         *


          If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter which will then constitute our agreement on this subject.


                                              Sincerely,

                                              GOLDEN STAR RESOURCES LTD.



                                              By: ____________/s/_______________
                                                      David K. Fagin
                                              Title:  Chairman
                                                      --------

Accepted and Agreed to
this 17th day of  December, 1997.
     ----         --------


__________/s/___________
Gordon J. Bell

                                                December 17, 1997



Mr. David A. Fennell
President and Chief Executive Officer
Golden Star Resources Ltd.
1660 Lincoln Street, Suite 3000
Denver, Colorado 80264


Dear Mr. Fennell:

          Golden Star Resources Ltd. (the "Corporation") recognizes that your contribution to the success of the Corporation has been substantial and desires to assure the Corporation of your continued employment. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with other publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty that it may raise among the Corporation's management, may result in the departure or distraction of management personnel to the detriment of the Corporation and its shareholders.

          The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation.

          In order to induce you to remain in the employ of the Corporation, the Corporation agrees that you shall receive the severance benefits set forth in this letter agreement ("Agreement") in the event your employment with the Corporation is terminated subsequent to a "Change in Control" (as defined in Section 2 hereof) under the circumstances described below.

          1.  Term of Agreement.  This Agreement will commence on the date
              -----------------
hereof and shall continue in effect for twenty-four (24) months from the date hereof. In addition this Agreement shall continue in full force and effect from year to year after the expiration of the term unless the Corporation shall have given a one year notice in writing that it does not wish to extend this Agreement; and provided, further, that if a Change in Control shall have
               --------  -------
occurred during the original or extended term of this Agreement, this Agreement cannot be cancelled.

          2.  Change in Control.
              -----------------

              (a) No benefits shall be payable hereunder unless there shall have been a Change in Control as set forth below. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                  (i) any "Person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the persons or the group of persons in control of the Corporation on the date hereof is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities;

                  (ii) within any period of two consecutive years (not including any period prior to the execution of this Agreement) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved;

                  (iii) the shareholders of the Corporation approve a merger of, or consolidation or amalgamation involving, the Corporation in which
     (A) the Corporation's Common Shares (such shares, or any other securities of the Corporation into which such shares shall have been converted through a reincorporation, recapitalization or similar transaction, hereinafter called "Common Shares of the Corporation"), is converted into shares or securities of another corporation, or into cash or other property, or (B) the Common Shares of the Corporation are not converted as described in Clause (A), but in which more than forty percent (40%) of the Common Shares of the surviving corporation in the merger or amalgamation is owned by shareholders other than those shareholders of the Corporation who owned such amount prior to the merger; or any other transaction after which the Corporation's Common Shares are no longer to be publicly traded; in each case, other than a transaction solely for the purpose of reincorporating the Corporation in another jurisdiction or recapitalizing the Common Shares of the Corporation; or

                  (iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation, or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets, either of which is followed by a distribution of all or substantially all of the proceeds to the shareholders.


          3.  Agreement of Employee.  You agree that in the event of a Potential
              ---------------------
Change in Control of the Corporation, you will not terminate employment with the Corporation for any reason until the occurrence of a Change in Control of the Corporation.

          For purposes of this Agreement, a "Potential Change in Control of the Corporation" shall be deemed to have occurred if (i) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, (ii) any person (including the Corporation) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control, or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control of the Corporation has occurred.

          4.  Termination Following a Change in Control of the Corporation.
              ------------------------------------------------------------

              (a) If any of the events described in Section 2 hereof constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 5(d) upon the termination of your employment within twenty-four (24) months after the Change in Control has occurred, unless such termination is (i) because of your death or Disability, (ii) by the Corporation for Cause, or (iii) by you other than for Good Reason.

              (b) For purposes of this Agreement, "Disability" shall mean that if, by reason of your illness or mental or physical disability or incapacity, you shall have failed for any three consecutive calendar months in any calendar year or for six months in the aggregate in any two consecutive calendar years to have performed substantially all of your duties with the Corporation.

              (c) For purposes of this Agreement, termination by the Corporation of your employment for "Cause" shall mean termination upon:

                  (i) the willful and continued failure by you to substantially perform duties consistent with your position with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness or termination by you for Good Reason), after a demand in writing for substantial performance is delivered to you by the Board, together with a copy of the resolution of the Board that specifically identifies the manner in which the Board believes that you have not substantially performed your duties, which resolution must be passed by at least two-thirds (2/3) of the entire Board at a meeting called for the purpose and after an opportunity for you and your counsel to be heard by the Board, and you have failed to resume substantial performance of your duties on a continuous basis within fourteen (14) days of receiving such demand,

                  (ii) the willful engaging by you in illegal conduct or gross misconduct that is demonstrably and materially injurious to the Corporation, monetarily or otherwise, as set forth in a resolution of the Board, which resolution must be passed by at least two-thirds (2/3) of the entire Board at a meeting called for the purpose and after an opportunity for you and your counsel to be heard by the Board, or

                  (iii) your conviction of a felony, or conviction of a misdemeanor involving assets of the Corporation.

For purposes of this Section 4(c), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Corporation.

              (d) For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any one or more of the following:

                  (i) a substantial diminution in your duties, authority, responsibilities or reporting requirements (whether or not accompanied by a change in title) from those in effect immediately before the Change in Control;

                  (ii) a reduction by the Corporation in your base salary as in effect immediately before the Change in Control, a failure to increase such base salary at the same intervals as prevailed before the Change in Control in an amount at least equal to the average percentage increase of the three years preceding the Change in Control, or a reduction in bonus or stock option grant after the Change in Control over the last bonus paid or stock option granted before the Change in Control unless there are equivalent reductions in bonuses or stock option grants for all executives of the Corporation;

                  (iii) the failure by the Corporation to continue in effect any of the Corporation's employee benefit plans, policies, practices or arrangements in which you participate or under which you are entitled to benefits (or any successor plans, policies or arrangements which provide you with benefits that are at least as favorable to you), or the failure by the Corporation to continue your participation therein or benefits thereunder on substantially the same basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control; or

                  (iv) the failure of the Corporation to obtain a satisfactory agreement from any successor to the Corporation to assume and agree to perform this Agreement, as contemplated in Section 7.


              (e) "Good Reason" may be established notwithstanding your possible incapacity due to physical or mental illness, provided that Disability has not been established pursuant to Section 4(b). Your continued employment following the Change in Control shall not constitute a waiver of any rights hereunder, including, but not limited to, rights with respect to any circumstance constituting Good Reason or rights under Section 6.


          5.  Compensation Upon Termination or During Incapacity.  Following a
              --------------------------------------------------
Change in Control, upon termination of your employment or during a period of incapacity but before termination for Disability, you shall be entitled to the following benefits:


              (a) During any period prior to termination for Disability in which you fail to perform your full-time duties with the Corporation as a result of incapacity due to physical or mental illness, you shall continue to receive your Base Salary at the rate in effect at the commencement of any such period. Following termination for Disability, your benefits shall be determined in accordance with the Corporation's retirement, insurance and other applicable programs and plans then in effect.

              (b) If your employment shall be terminated by the Corporation for Cause or by you other than for Good Reason, the Corporation shall pay to you your full Base Salary through the date of termination of your employment at the rate then in effect, plus all other amounts to which you are entitled under any compensation or benefit plans of the Corporation at the time such amounts are due, and the Corporation shall have no further obligations to you under this Agreement.

              (c) If your employment terminates by reason of your death, your benefits shall be determined in accordance with the Corporation's retirement, survivor's benefits, insurance and other applicable programs and plans then in effect.

              (d) If your employment by the Corporation shall be terminated within twenty-four (24) months after the Change in Control, unless such termination is (i) by the Corporation for Cause, (ii) because of your death or Disability, or (iii) by you other than for Good Reason, you shall be entitled to the following benefits (the "Severance Payments"):


                  (A) the Corporation shall pay to you your full Base Salary through the date of termination of your employment at the rate then in effect;

                  (B) the Corporation shall pay to you, as severance benefits, a lump sum severance payment equal to (i) the sum of two times your annual base salary either at the time of the Change in Control or at termination, whichever is higher, and (ii) two times your annual bonus paid for the prior year (but excluding any bonus designated at the time of the grant by the Board as an "Extraordinary Bonus"); and

                  (C) all of the stock options previously granted to you under the Corporation's Employee Stock Option Plan (or any successor stock option plan) that are outstanding as of immediately preceding the termination of your employment shall become immediately exercisable and vested; provided that any stock option loans that are
                                  --------
          outstanding as of immediately preceding the termination of your employment shall remain in place until they become due and payable on the first anniversary date of your termination.

                  (D) the Corporation will arrange to provide you at the Corporation's expense with benefits under the Corporation's health, dental, disability, life insurance, and other similar plans, or benefits substantially similar to the benefits you were receiving under such plans until the earliest of (i) twenty-four (24) months after such termination or (ii) the date you will start full time employment with another company.


              (e) Notwithstanding the foregoing provisions of this Section 5, in the event you are determined by the Board to be a "disqualified individual" (within the meaning of Section 280G(c) of the Internal Revenue Code of 1986, as amended (the "Code")) with respect to the Company, the amount of the payments hereunder, which are determined to be "parachute payments" (within the meaning of Section 280G(b) of the Code), shall be reduced to the extent necessary so that the total of (i) such payments and (ii) any other payment or the value of any benefit received or to be received by you in connection with a Change in Control remains deductible by the Company for federal income tax purposes. If any payments payable hereunder or under any other agreement with the Corporation are required to be reduced pursuant to the preceding sentence, such reduction shall be made to such payments in the order elected by you.

              (f) The payments provided for in Section 5(d) shall be made not later than the fifth day following your termination pursuant to the provisions of Section 5(d); provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Corporation shall pay to you on such day an estimate as determined in good faith by the Corporation of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than the thirtieth day after the date of such termination. If the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you payable on the fifth day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

              (g) The Corporation shall also pay to you all reasonable legal fees and expenses incurred by you as a result of such termination of your employment (including all such reasonable fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder).

              (h) You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer after the date of termination of your employment, or otherwise.


          6.  Other Termination Payments - Offset.  Notwithstanding any other
              -----------------------------------
provision of this Agreement, the aggregate amount of any payments otherwise payable to you hereunder shall be reduced, dollar for dollar, to the extent you receive any severance or termination payments from the Corporation or its affiliates under any other severance, termination or employment agreement, plan, policy or arrangement.

          7.  Successors; Binding Agreement.
              -----------------------------


              (a) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation or of any division or subsidiary thereof employing you to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Corporation in the same amount and on the same terms as you would be entitled hereunder if you terminated your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed to be the date of termination of your employment.

              (b) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.


          8.  Notice.  For the purpose of this Agreement, notices and all other
              ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, or to any changed address, notice of which either of us shall have given to the other.

          9.  Miscellaneous.  No provision of this Agreement may be modified,
              -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. The validity, interpretation, construction and performance of this

Agreement shall be governed by the laws of the State of Colorado.

          10.  Validity.  The invalidity or unenforceability of any provision of
               --------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          11.  Effective Date.  This Agreement shall become effective as of the
               --------------
date signed by you.


                              *          *         *


          If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter which will then constitute our agreement on this subject.


                              Sincerely,



                              GOLDEN STAR RESOURCES LTD.



                              By: _____________/s/______________

                                    David K. Fagin

                              Title:   Chairman
                                       --------


Accepted and Agreed to
this 17th day of December, 1997.
     ----        --------


____________/s/____________
      David A. Fennell

                                           December 17, 1997



Mr. Richard Winters
Vice President Corporate Development
Golden Star Resources Ltd.
1660 Lincoln Street, Suite 3000
Denver, Colorado 80264


Dear Mr. Winters:

          Golden Star Resources Ltd. (the "Corporation") recognizes that your contribution to the success of the Corporation has been substantial and desires to assure the Corporation of your continued employment. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with other publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty that it may raise among the Corporation's management, may result in the departure or distraction of management personnel to the detriment of the Corporation and its shareholders.

          The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation.

          In order to induce you to remain in the employ of the Corporation, the Corporation agrees that you shall receive the severance benefits set forth in this letter agreement ("Agreement") in the event your employment with the Corporation is terminated subsequent to a "Change in Control" (as defined in Section 2 hereof) under the circumstances described below.

          1.  Term of Agreement.  This Agreement will commence on the date
              -----------------
hereof and shall continue in effect for twenty-four (24) months from the date hereof. In addition this Agreement shall continue in full force and effect from year to year after the expiration of the term unless the Corporation shall have given a one year notice in writing that it does not wish to extend this Agreement; and provided, further, that if a Change in Control shall have
               --------  -------
occurred during the original or extended term of this Agreement, this Agreement cannot be cancelled.

          2.  Change in Control.
              -----------------


              (a) No benefits shall be payable hereunder unless there shall have been a Change in Control as set forth below. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:


                  (i) any "Person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the persons or the group of persons in control of the Corporation on the date hereof is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities;

                  (ii) within any period of two consecutive years (not including any period prior to the execution of this Agreement) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved;

                  (iii) the shareholders of the Corporation approve a merger of, or consolidation or amalgamation involving, the Corporation in which (A) the Corporation's Common Shares (such shares, or any other securities of the Corporation into which such shares shall have been converted through a reincorporation, recapitalization or similar transaction, hereinafter called "Common Shares of the Corporation"), is converted into shares or securities of another corporation, or into cash or other property, or (B) the Common Shares of the Corporation are not converted as described in Clause (A), but in which more than forty percent (40%) of the Common Shares of the surviving corporation in the merger or amalgamation is owned by shareholders other than those shareholders of the Corporation who owned such amount prior to the merger; or any other transaction after which the Corporation's Common Shares are no longer to be publicly traded; in each case, other than a transaction solely for the purpose of reincorporating the Corporation in another jurisdiction or recapitalizing the Common Shares of the Corporation; or

                  (iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation, or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets, either of which is followed by a distribution of all or substantially all of the proceeds to the shareholders.

          3.  Agreement of Employee.  You agree that in the event of a Potential
              ---------------------
Change in Control of the Corporation, you will not terminate employment with the Corporation for any reason until the occurrence of a Change in Control of the Corporation.

          For purposes of this Agreement, a "Potential Change in Control of the Corporation" shall be deemed to have occurred if (i) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, (ii) any person (including the Corporation) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control, or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control of the Corporation has occurred.

          4.  Termination Following a Change in Control of the Corporation.
              ------------------------------------------------------------

              (a) If any of the events described in Section 2 hereof constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 5(d) upon the termination of your employment within twenty-four (24) months after the Change in Control has occurred, unless such termination is (i) because of your death or Disability, (ii) by the Corporation for Cause, or (iii) by you other than for Good Reason.

              (b) For purposes of this Agreement, "Disability" shall mean that if, by reason of your illness or mental or physical disability or incapacity, you shall have failed for any three consecutive calendar months in any calendar year or for six months in the aggregate in any two consecutive calendar years to have performed substantially all of your duties with the Corporation.

              (c) For purposes of this Agreement, termination by the Corporation of your employment for "Cause" shall mean termination upon:

                  (i) the willful and continued failure by you to substantially perform duties consistent with your position with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness or termination by you for Good Reason), after a demand in writing for substantial performance is delivered to you by the Board, together with a copy of the resolution of the Board that specifically identifies the manner in which the Board believes that you have not substantially performed your duties, which resolution must be passed by at least two-thirds (2/3) of the entire Board at a meeting called for the purpose and after an opportunity for you and your counsel to be heard by the Board, and you have failed to resume substantial performance of your duties on a continuous basis within fourteen (14) days of receiving such demand,

              (ii) the willful engaging by you in illegal conduct or gross misconduct that is demonstrably and materially injurious to the Corporation, monetarily or otherwise, as set forth in a resolution of the Board, which resolution must be passed by at least two-thirds (2/3) of the entire Board at a meeting called for the purpose and after an opportunity for you and your counsel to be heard by the Board, or

              (iii) your conviction of a felony, or conviction of a misdemeanor involving assets of the Corporation.


For purposes of this Section 4(c), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Corporation.


          (d) For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any one or more of the following:


              (i) a substantial diminution in your duties, authority, responsibilities or reporting requirements (whether or not accompanied by a change in title) from those in effect immediately before the Change in Control;


              (ii) a reduction by the Corporation in your base salary as in effect immediately before the Change in Control, a failure to increase such base salary at the same intervals as prevailed before the Change in Control in an amount at least equal to the average percentage increase of the three years preceding the Change in Control, or a reduction in bonus or stock option grant after the Change in Control over the last bonus paid or stock option granted before the Change in Control unless there are equivalent reductions in bonuses or stock option grants for all executives of the Corporation;

              (iii) the failure by the Corporation to continue in effect any of the Corporation's employee benefit plans, policies, practices or arrangements in which you participate or under which you are entitled to benefits (or any successor plans, policies or arrangements which provide you with benefits that are at least as favorable to you), or the failure by the Corporation to continue your participation therein or benefits thereunder on substantially the same basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control; or

              (iv) the failure of the Corporation to obtain a satisfactory agreement from any successor to the Corporation to assume and agree to perform this Agreement, as contemplated in Section 7.


          (e) "Good Reason" may be established notwithstanding your possible incapacity due to physical or mental illness, provided that Disability has not been established pursuant to Section 4(b). Your continued employment following the Change in Control shall not constitute a waiver of any rights hereunder, including, but not limited to, rights with respect to any circumstance constituting Good Reason or rights under Section 6.


          5.  Compensation Upon Termination or During Incapacity.  Following a
              --------------------------------------------------
Change in Control, upon termination of your employment or during a period of incapacity but before termination for Disability, you shall be entitled to the following benefits:


              (a) During any period prior to termination for Disability in which you fail to perform your full-time duties with the Corporation as a result of incapacity due to physical or mental illness, you shall continue to receive your Base Salary at the rate in effect at the commencement of any such period. Following termination for Disability, your benefits shall be determined in accordance with the Corporation's retirement, insurance and other applicable programs and plans then in effect.

              (b) If your employment shall be terminated by the Corporation for Cause or by you other than for Good Reason, the Corporation shall pay to you your full Base Salary through the date of termination of your employment at the rate then in effect, plus all other amounts to which you are entitled under any compensation or benefit plans of the Corporation at the time such amounts are due, and the Corporation shall have no further obligations to you under this Agreement.

              (c) If your employment terminates by reason of your death, your benefits shall be determined in accordance with the Corporation's retirement, survivor's benefits, insurance and other applicable programs and plans then in effect.

              (d) If your employment by the Corporation shall be terminated within twenty-four (24) months after the Change in Control, unless such termination is (i) by the Corporation for Cause, (ii) because of your death or Disability, or (iii) by you other than for Good Reason, you shall be entitled to the following benefits (the "Severance Payments"):


                 (A) the Corporation shall pay to you your full Base Salary through the date of termination of your employment at the rate then in effect;

                   (B) the Corporation shall pay to you, as severance benefits, a lump sum severance payment equal to (i) the sum of two times your annual base salary either at the time of the Change in Control or at termination, whichever is higher, and (ii) two times your annual bonus paid for the prior year (but excluding any bonus designated at the time of the grant by the Board as an "Extraordinary Bonus"); and

                   (C) all of the stock options previously granted to you under the Corporation's Employee Stock Option Plan (or any successor stock option plan) that are outstanding as of immediately preceding the termination of your employment shall become immediately exercisable and vested; provided that any stock option loans that are outstanding
                      --------
          as of immediately preceding the termination of your employment shall remain in place until they become due and payable on the first anniversary date of your termination.

                   (D) the Corporation will arrange to provide you at the Corporation's expense with benefits under the Corporation's health, dental, disability, life insurance, and other similar plans, or benefits substantially similar to the benefits you were receiving under such plans until the earliest of (i) twenty-four (24) months after such termination or (ii) the date you will start full time employment with another company.


               (e) Notwithstanding the foregoing provisions of this Section 5, in the event you are determined by the Board to be a "disqualified individual" (within the meaning of Section 280G(c) of the Internal Revenue Code of 1986, as amended (the "Code")) with respect to the Company, the amount of the payments hereunder, which are determined to be "parachute payments" (within the meaning of Section 280G(b) of the Code), shall be reduced to the extent necessary so that the total of (i) such payments and (ii) any other payment or the value of any benefit received or to be received by you in connection with a Change in Control remains deductible by the Company for federal income tax purposes. If any payments payable hereunder or under any other agreement with the Corporation are required to be reduced pursuant to the preceding sentence, such reduction shall be made to such payments in the order elected by you.

               (f) The payments provided for in Section 5(d) shall be made not later than the fifth day following your termination pursuant to the provisions of Section 5(d); provided, however, that if the amounts of such payments cannot
                 --------  -------
be finally determined on or before such day, the Corporation shall pay to you on such day an estimate as determined in good faith by the Corporation of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than the thirtieth day after the date of such termination. If the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you payable on the fifth day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

          (g) The Corporation shall also pay to you all reasonable legal fees and expenses incurred by you as a result of such termination of your employment (including all such reasonable fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder).

          (h) You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer after the date of termination of your employment, or otherwise.


     6.   Other Termination Payments - Offset.  Notwithstanding any other
          -----------------------------------
provision of this Agreement, the aggregate amount of any payments otherwise payable to you hereunder shall be reduced, dollar for dollar, to the extent you receive any severance or termination payments from the Corporation or its affiliates under any other severance, termination or employment agreement, plan, policy or arrangement.

     7.   Successors; Binding Agreement.
          -----------------------------


          (a) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation or of any division or subsidiary thereof employing you to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Corporation in the same amount and on the same terms as you would be entitled hereunder if you terminated your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed to be the date of termination of your employment.

          (b) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.


     8.  Notice.  For the purpose of this Agreement, notices and all other
         ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, or to any changed address, notice of which either of us shall have given to the other.

     9.  Miscellaneous.  No provision of this Agreement may be modified,
         -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado.

     10.  Validity.  The invalidity or unenforceability of any provision of
          --------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     11.  Effective Date.  This Agreement shall become effective as of the
          --------------
date signed by you.


                              *          *         *


     If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter which will then constitute our agreement on this subject.


                              Sincerely,


                              GOLDEN STAR RESOURCES LTD.


                              By: _____________/s/______________
                                       David K. Fagin
                              Title:   Chairman
                                       --------

Accepted and Agreed to
this 17th day of December, 1997.
     ----        --------


____________/s/______________
     Richard A. Winters

                                          December 17, 1997



Mr. Louis O. Peloquin
Vice President and General Counsel
Golden Star Resources Ltd.
1660 Lincoln Street, Suite 3000
Denver, Colorado 80264


Dear Mr. Peloquin:

          Golden Star Resources Ltd. (the "Corporation") recognizes that your contribution to the success of the Corporation has been substantial and desires to assure the Corporation of your continued employment. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with other publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty that it may raise among the Corporation's management, may result in the departure or distraction of management personnel to the detriment of the Corporation and its shareholders.

          The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation.

          In order to induce you to remain in the employ of the Corporation, the Corporation agrees that you shall receive the severance benefits set forth in this letter agreement ("Agreement") in the event your employment with the Corporation is terminated subsequent to a "Change in Control" (as defined in Section 2 hereof) under the circumstances described below.

          1.  Term of Agreement.  This Agreement will commence on the date
              -----------------
hereof and shall continue in effect for twenty-four (24) months from the date hereof. In addition this Agreement shall continue in full force and effect from year to year after the expiration of the term unless the Corporation shall have given a one year notice in writing that it does not wish to extend this Agreement; and provided, further, that if a Change in Control shall have
               --------  -------
occurred during the original or extended term of this Agreement, this Agreement cannot be cancelled.

          2.  Change in Control.
              -----------------

              (a) No benefits shall be payable hereunder unless there shall have been a Change in Control as set forth below. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                  (i) any "Person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the persons or the group of persons in control of the Corporation on the date hereof is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities;

                  (ii) within any period of two consecutive years (not including any period prior to the execution of this Agreement) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved;

                  (iii) the shareholders of the Corporation approve a merger of, or consolidation or amalgamation involving, the Corporation in which (A) the Corporation's Common Shares (such shares, or any other securities of the Corporation into which such shares shall have been converted through a reincorporation, recapitalization or similar transaction, hereinafter called "Common Shares of the Corporation"), is converted into shares or securities of another corporation, or into cash or other property, or (B) the Common Shares of the Corporation are not converted as described in Clause (A), but in which more than forty percent (40%) of the Common Shares of the surviving corporation in the merger or amalgamation is owned by shareholders other than those shareholders of the Corporation who owned such amount prior to the merger; or any other transaction after which the Corporation's Common Shares are no longer to be publicly traded; in each case, other than a transaction solely for the purpose of reincorporating the Corporation in another jurisdiction or recapitalizing the Common Shares of the Corporation; or

                  (iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation, or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets, either of which is followed by a distribution of all or substantially all of the proceeds to the shareholders.

          3.  Agreement of Employee.  You agree that in the event of a Potential
              ---------------------
Change in Control of the Corporation, you will not terminate employment with the Corporation for any reason until the occurrence of a Change in Control of the Corporation.

          For purposes of this Agreement, a "Potential Change in Control of the Corporation" shall be deemed to have occurred if (i) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, (ii) any person (including the Corporation) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control, or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control of the Corporation has occurred.

          4.  Termination Following a Change in Control of the Corporation.
              ------------------------------------------------------------


              (a) If any of the events described in Section 2 hereof constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 5(d) upon the termination of your employment within twenty-four (24) months after the Change in Control has occurred, unless such termination is (i) because of your death or Disability, (ii) by the Corporation for Cause, or (iii) by you other than for Good Reason.

              (b) For purposes of this Agreement, "Disability" shall mean that if, by reason of your illness or mental or physical disability or incapacity, you shall have failed for any three consecutive calendar months in any calendar year or for six months in the aggregate in any two consecutive calendar years to have performed substantially all of your duties with the Corporation.

              (c) For purposes of this Agreement, termination by the Corporation of your employment for "Cause" shall mean termination upon:

                  (i) the willful and continued failure by you to substantially perform duties consistent with your position with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness or termination by you for Good Reason), after a demand in writing for substantial performance is delivered to you by the Board, together with a copy of the resolution of the Board that specifically identifies the manner in which the Board believes that you have not substantially performed your duties, which resolution must be passed by at least two-thirds (2/3) of the entire Board at a meeting called for the purpose and after an opportunity for you and your counsel to be heard by the Board, and you have failed to resume substantial performance of your duties on a continuous basis within fourteen (14) days of receiving such demand,

               (ii) the willful engaging by you in illegal conduct or gross misconduct that is demonstrably and materially injurious to the Corporation, monetarily or otherwise, as set forth in a resolution of the Board, which resolution must be passed by at least two-thirds (2/3) of the entire Board at a meeting called for the purpose and after an opportunity for you and your counsel to be heard by the Board, or

               (iii) your conviction of a felony, or conviction of a misdemeanor involving assets of the Corporation.


For purposes of this Section 4(c), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Corporation.


          (d) For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any one or more of the following:


               (i) a substantial diminution in your duties, authority, responsibilities or reporting requirements (whether or not accompanied by a change in title) from those in effect immediately before the Change in Control;


               (ii) a reduction by the Corporation in your base salary as in effect immediately before the Change in Control, a failure to increase such base salary at the same intervals as prevailed before the Change in Control in an amount at least equal to the average percentage increase of the three years preceding the Change in Control, or a reduction in bonus or stock option grant after the Change in Control over the last bonus paid or stock option granted before the Change in Control unless there are equivalent reductions in bonuses or stock option grants for all executives of the Corporation;

               (iii) the failure by the Corporation to continue in effect any of the Corporation's employee benefit plans, policies, practices or arrangements in which you participate or under which you are entitled to benefits (or any successor plans, policies or arrangements which provide you with benefits that are at least as favorable to you), or the failure by the Corporation to continue your participation therein or benefits thereunder on substantially the same basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control; or

               (iv) the failure of the Corporation to obtain a satisfactory agreement from any successor to the Corporation to assume and agree to perform this Agreement, as contemplated in Section 7.


          (e) "Good Reason" may be established notwithstanding your possible incapacity due to physical or mental illness, provided that Disability has not been established pursuant to Section 4(b). Your continued employment following the Change in Control shall not constitute a waiver of any rights hereunder, including, but not limited to, rights with respect to any circumstance constituting Good Reason or rights under Section 6.


      5.  Compensation Upon Termination or During Incapacity.  Following a
          --------------------------------------------------
Change in Control, upon termination of your employment or during a period of incapacity but before termination for Disability, you shall be entitled to the following benefits:


          (a) During any period prior to termination for Disability in which you fail to perform your full-time duties with the Corporation as a result of incapacity due to physical or mental illness, you shall continue to receive your Base Salary at the rate in effect at the commencement of any such period. Following termination for Disability, your benefits shall be determined in accordance with the Corporation's retirement, insurance and other applicable programs and plans then in effect.

          (b) If your employment shall be terminated by the Corporation for Cause or by you other than for Good Reason, the Corporation shall pay to you your full Base Salary through the date of termination of your employment at the rate then in effect, plus all other amounts to which you are entitled under any compensation or benefit plans of the Corporation at the time such amounts are due, and the Corporation shall have no further obligations to you under this Agreement.

          (c) If your employment terminates by reason of your death, your benefits shall be determined in accordance with the Corporation's retirement, survivor's benefits, insurance and other applicable programs and plans then in effect.

          (d) If your employment by the Corporation shall be terminated within twenty-four (24) months after the Change in Control, unless such termination is
(i) by the Corporation for Cause, (ii) because of your death or Disability, or
(iii) by you other than for Good Reason, you shall be entitled to the following benefits (the "Severance Payments"):


               (A) the Corporation shall pay to you your full Base Salary through the date of termination of your employment at the rate then in effect;

                    (B) the Corporation shall pay to you, as severance benefits, a lump sum severance payment equal to (i) the sum of two times your annual base salary either at the time of the Change in Control or at termination, whichever is higher, and (ii) two times your annual bonus paid for the prior year (but excluding any bonus designated at the time of the grant by the Board as an "Extraordinary Bonus"); and

                    (C) all of the stock options previously granted to you under the Corporation's Employee Stock Option Plan (or any successor stock option plan) that are outstanding as of immediately preceding the termination of your employment shall become immediately exercisable and vested; provided that any stock option loans that are outstanding
                      --------
          as of immediately preceding the termination of your employment shall remain in place until they become due and payable on the first anniversary date of your termination.

                    (D) the Corporation will arrange to provide you at the Corporation's expense with benefits under the Corporation's health, dental, disability, life insurance, and other similar plans, or benefits substantially similar to the benefits you were receiving under such plans until the earliest of (i) twenty-four (24) months after such termination or (ii) the date you will start full time employment with another company.


               (e) Notwithstanding the foregoing provisions of this Section 5, in the event you are determined by the Board to be a "disqualified individual" (within the meaning of Section 280G(c) of the Internal Revenue Code of 1986, as amended (the "Code")) with respect to the Company, the amount of the payments hereunder, which are determined to be "parachute payments" (within the meaning of Section 280G(b) of the Code), shall be reduced to the extent necessary so that the total of (i) such payments and (ii) any other payment or the value of any benefit received or to be received by you in connection with a Change in Control remains deductible by the Company for federal income tax purposes. If any payments payable hereunder or under any other agreement with the Corporation are required to be reduced pursuant to the preceding sentence, such reduction shall be made to such payments in the order elected by you.

               (f) The payments provided for in Section 5(d) shall be made not later than the fifth day following your termination pursuant to the provisions of Section 5(d); provided, however, that if the amounts of such payments cannot
                 --------  -------
be finally determined on or before such day, the Corporation shall pay to you on such day an estimate as determined in good faith by the Corporation of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than the thirtieth day after the date of such termination. If the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you payable on the fifth day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

          (g) The Corporation shall also pay to you all reasonable legal fees and expenses incurred by you as a result of such termination of your employment (including all such reasonable fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder).

          (h) You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer after the date of termination of your employment, or otherwise.


     6.   Other Termination Payments - Offset.  Notwithstanding any other
          -----------------------------------
provision of this Agreement, the aggregate amount of any payments otherwise payable to you hereunder shall be reduced, dollar for dollar, to the extent you receive any severance or termination payments from the Corporation or its affiliates under any other severance, termination or employment agreement, plan, policy or arrangement.

     7.  Successors; Binding Agreement.
         -----------------------------

         (a) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation or of any division or subsidiary thereof employing you to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Corporation in the same amount and on the same terms as you would be entitled hereunder if you terminated your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed to be the date of termination of your employment.

         (b) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.


     8.  Notice.  For the purpose of this Agreement, notices and all other
         ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, or to any changed address, notice of which either of us shall have given to the other.

          9.  Miscellaneous.  No provision of this Agreement may be modified,
              -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado.

          10.  Validity.  The invalidity or unenforceability of any provision of
               --------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          11.  Effective Date.  This Agreement shall become effective as of the
               --------------
date signed by you.


                              *          *         *


          If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter which will then constitute our agreement on this subject.


                              Sincerely,


                              GOLDEN STAR RESOURCES LTD.


                              By: _____________/s/______________
                                       David K. Fagin
                              Title:   Chairman
                                       --------

Accepted and Agreed to
this 17th day of December, 1997.
     ----        --------


____________/s/______________
     Louis O. Peloquin

                                           December 17, 1997



Mr. Adrian Fleming
Executive Vice President, Exploration
Golden Star Resources Ltd.
1660 Lincoln Street, Suite 3000
Denver, Colorado 80264


Dear Mr. Fleming:

          Golden Star Resources Ltd. (the "Corporation") recognizes that your contribution to the success of the Corporation has been substantial and desires to assure the Corporation of your continued employment. In this connection, the Board of Directors of the Corporation (the "Board") recognizes that, as is the case with other publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty that it may raise among the Corporation's management, may result in the departure or distraction of management personnel to the detriment of the Corporation and its shareholders.

          The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation.

          In order to induce you to remain in the employ of the Corporation, the Corporation agrees that you shall receive the severance benefits set forth in this letter agreement ("Agreement") in the event your employment with the Corporation is terminated subsequent to a "Change in Control" (as defined in Section 2 hereof) under the circumstances described below.

          1.  Term of Agreement.  This Agreement will commence on the date
              -----------------
hereof and shall continue in effect for twenty-four (24) months from the date hereof. In addition this Agreement shall continue in full force and effect from year to year after the expiration of the term unless the Corporation shall have given a one year notice in writing that it does not wish to extend this Agreement; and provided, further, that if a Change in Control shall have
               --------  -------
occurred during the original or extended term of this Agreement, this Agreement cannot be cancelled.

          2.  Change in Control.
              -----------------


              (a) No benefits shall be payable hereunder unless there shall have been a Change in Control as set forth below. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:


                  (i) any "Person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the persons or the group of persons in control of the Corporation on the date hereof is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities;

                  (ii) within any period of two consecutive years (not including any period prior to the execution of this Agreement) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved;

                  (iii) the shareholders of the Corporation approve a merger of, or consolidation or amalgamation involving, the Corporation in which (A) the Corporation's Common Shares (such shares, or any other securities of the Corporation into which such shares shall have been converted through a reincorporation, recapitalization or similar transaction, hereinafter called "Common Shares of the Corporation"), is converted into shares or securities of another corporation, or into cash or other property, or (B) the Common Shares of the Corporation are not converted as described in Clause (A), but in which more than forty percent (40%) of the Common Shares of the surviving corporation in the merger or amalgamation is owned by shareholders other than those shareholders of the Corporation who owned such amount prior to the merger; or any other transaction after which the Corporation's Common Shares are no longer to be publicly traded; in each case, other than a transaction solely for the purpose of reincorporating the Corporation in another jurisdiction or recapitalizing the Common Shares of the Corporation; or

                  (iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation, or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets, either of which is followed by a distribution of all or substantially all of the proceeds to the shareholders.

          3.  Agreement of Employee.  You agree that in the event of a Potential
              ---------------------
Change in Control of the Corporation, you will not terminate employment with the Corporation for any reason until the occurrence of a Change in Control of the Corporation.

          For purposes of this Agreement, a "Potential Change in Control of the Corporation" shall be deemed to have occurred if (i) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, (ii) any person (including the Corporation) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control, or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control of the Corporation has occurred.

          4.  Termination Following a Change in Control of the Corporation.
              ------------------------------------------------------------

              (a) If any of the events described in Section 2 hereof constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 5(d) upon the termination of your employment within twenty-four (24) months after the Change in Control has occurred, unless such termination is (i) because of your death or Disability, (ii) by the Corporation for Cause, or (iii) by you other than for Good Reason.

              (b) For purposes of this Agreement, "Disability" shall mean that if, by reason of your illness or mental or physical disability or incapacity, you shall have failed for any three consecutive calendar months in any calendar year or for six months in the aggregate in any two consecutive calendar years to have performed substantially all of your duties with the Corporation.

              (c) For purposes of this Agreement, termination by the Corporation of your employment for "Cause" shall mean termination upon:

                  (i) the willful and continued failure by you to substantially perform duties consistent with your position with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness or termination by you for Good Reason), after a demand in writing for substantial performance is delivered to you by the Board, together with a copy of the resolution of the Board that specifically identifies the manner in which the Board believes that you have not substantially performed your duties, which resolution must be passed by at least two-thirds (2/3) of the entire Board at a meeting called for the purpose and after an opportunity for you and your counsel to be heard by the Board, and you have failed to resume substantial performance of your duties on a continuous basis within fourteen (14) days of receiving such demand,

               (ii) the willful engaging by you in illegal conduct or gross misconduct that is demonstrably and materially injurious to the Corporation, monetarily or otherwise, as set forth in a resolution of the Board, which resolution must be passed by at least two-thirds (2/3) of the entire Board at a meeting called for the purpose and after an opportunity for you and your counsel to be heard by the Board, or

               (iii) your conviction of a felony, or conviction of a misdemeanor involving assets of the Corporation.

For purposes of this Section 4(c), no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Corporation.

          (d) For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of any one or more of the following:

               (i) a substantial diminution in your duties, authority, responsibilities or reporting requirements (whether or not accompanied by a change in title) from those in effect immediately before the Change in Control;

               (ii) a reduction by the Corporation in your base salary as in effect immediately before the Change in Control, a failure to increase such base salary at the same intervals as prevailed before the Change in Control in an amount at least equal to the average percentage increase of the three years preceding the Change in Control, or a reduction in bonus or stock option grant after the Change in Control over the last bonus paid or stock option granted before the Change in Control unless there are equivalent reductions in bonuses or stock option grants for all executives of the Corporation;

               (iii) the failure by the Corporation to continue in effect any of the Corporation's employee benefit plans, policies, practices or arrangements in which you participate or under which you are entitled to benefits (or any successor plans, policies or arrangements which provide you with benefits that are at least as favorable to you), or the failure by the Corporation to continue your participation therein or benefits thereunder on substantially the same basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control; or

               (iv) the failure of the Corporation to obtain a satisfactory agreement from any successor to the Corporation to assume and agree to perform this Agreement, as contemplated in Section 7.

          (e) "Good Reason" may be established notwithstanding your possible incapacity due to physical or mental illness, provided that Disability has not been established pursuant to Section 4(b). Your continued employment following the Change in Control shall not constitute a waiver of any rights hereunder, including, but not limited to, rights with respect to any circumstance constituting Good Reason or rights under Section 6.


      5.  Compensation Upon Termination or During Incapacity.  Following a
          --------------------------------------------------
Change in Control, upon termination of your employment or during a period of incapacity but before termination for Disability, you shall be entitled to the following benefits:

          (a) During any period prior to termination for Disability in which you fail to perform your full-time duties with the Corporation as a result of incapacity due to physical or mental illness, you shall continue to receive your Base Salary at the rate in effect at the commencement of any such period. Following termination for Disability, your benefits shall be determined in accordance with the Corporation's retirement, insurance and other applicable programs and plans then in effect.

          (b) If your employment shall be terminated by the Corporation for Cause or by you other than for Good Reason, the Corporation shall pay to you your full Base Salary through the date of termination of your employment at the rate then in effect, plus all other amounts to which you are entitled under any compensation or benefit plans of the Corporation at the time such amounts are due, and the Corporation shall have no further obligations to you under this Agreement.

          (c) If your employment terminates by reason of your death, your benefits shall be determined in accordance with the Corporation's retirement, survivor's benefits, insurance and other applicable programs and plans then in effect.

          (d) If your employment by the Corporation shall be terminated within twenty-four (24) months after the Change in Control, unless such termination is
(i) by the Corporation for Cause, (ii) because of your death or Disability, or
(iii) by you other than for Good Reason, you shall be entitled to the following benefits (the "Severance Payments"):


               (A) the Corporation shall pay to you your full Base Salary through the date of termination of your employment at the rate then in effect ;

                    (B) the Corporation shall pay to you, as severance benefits, a lump sum severance payment equal to (i) the sum of two times your annual base salary either at the time of the Change in Control or at termination, whichever is higher, and (ii) two times your annual bonus paid for the prior year (but excluding any bonus designated at the time of the grant by the Board as an "Extraordinary Bonus"); and

                    (C) all of the stock options previously granted to you under the Corporation's Employee Stock Option Plan (or any successor stock option plan) that are outstanding as of immediately preceding the termination of your employment shall become immediately exercisable and vested; provided that any stock option loans that are outstanding
                      --------
          as of immediately preceding the termination of your employment shall remain in place until they become due and payable on the first anniversary date of your termination.

                    (D) the Corporation will arrange to provide you at the Corporation's expense with benefits under the Corporation's health, dental, disability, life insurance, and other similar plans, or benefits substantially similar to the benefits you were receiving under such plans until the earliest of (i) twenty-four (24) months after such termination or (ii) the date you will start full time employment with another company.

               (e) Notwithstanding the foregoing provisions of this Section 5, in the event you are determined by the Board to be a "disqualified individual" (within the meaning of Section 280G(c) of the Internal Revenue Code of 1986, as amended (the "Code")) with respect to the Company, the amount of the payments hereunder, which are determined to be "parachute payments" (within the meaning of Section 280G(b) of the Code), shall be reduced to the extent necessary so that the total of (i) such payments and (ii) any other payment or the value of any benefit received or to be received by you in connection with a Change in Control remains deductible by the Company for federal income tax purposes. If any payments payable hereunder or under any other agreement with the Corporation are required to be reduced pursuant to the preceding sentence, such reduction shall be made to such payments in the order elected by you.

               (f) The payments provided for in Section 5(d) shall be made not later than the fifth day following your termination pursuant to the provisions of Section 5(d); provided, however, that if the amounts of such payments cannot
                 --------  -------
be finally determined on or before such day, the Corporation shall pay to you on such day an estimate as determined in good faith by the Corporation of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than the thirtieth day after the date of such termination. If the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation to you payable on the fifth day after demand by the Corporation (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

          (g) The Corporation shall also pay to you all reasonable legal fees and expenses incurred by you as a result of such termination of your employment (including all such reasonable fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder).

          (h) You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer after the date of termination of your employment, or otherwise.


     6.   Other Termination Payments - Offset.  Notwithstanding any other
          -----------------------------------
provision of this Agreement, the aggregate amount of any payments otherwise payable to you hereunder shall be reduced, dollar for dollar, to the extent you receive any severance or termination payments from the Corporation or its affiliates under any other severance, termination or employment agreement, plan, policy or arrangement.

     7.   Successors; Binding Agreement.
          -----------------------------

          (a) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation or of any division or subsidiary thereof employing you to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. Failure of the Corporation to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Corporation in the same amount and on the same terms as you would be entitled hereunder if you terminated your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed to be the date of termination of your employment.

          (b) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.


     8.  Notice.  For the purpose of this Agreement, notices and all other
         ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, or to any changed address, notice of which either of us shall have given to the other.

          9.  Miscellaneous.  No provision of this Agreement may be modified,
              -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado.

          10.  Validity.  The invalidity or unenforceability of any provision of
               --------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          11.  Effective Date.  This Agreement shall become effective as of the
               --------------
date signed by you.


                              *          *         *


          If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter which will then constitute our agreement on this subject.


                              Sincerely,



                              GOLDEN STAR RESOURCES LTD.



                              By: _____________/s/______________
                                       David K. Fagin
                              Title:   Chairman
                                       --------

Accepted and Agreed to
this 17th day of December, 1997.
     ----        --------


____________/s/______________
     Adrian W. Fleming